United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

Of the Securities and Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by party other than the registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12.

MIT Holding, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MIT HOLDING, INC.

351 Commercial Drive, Suite B

Savannah, GA 31406

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2013

To the Stockholders of MIT Holding, Inc:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MIT Holding, Inc., a Delaware corporation (the “Company), will be held on July 23, 2013 at 9:00 am local time at 1761 Memorial Drive, Waycross, GA 31501 (the “Annual Meeting”) for the purpose of considering and voting upon the following matters:

1.	To elect Three (3) Directors to the Company’s Board of Directors, each to serve a term as outlined in the bylaws and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: William C. Parker, Walter H.C. Drakeford and Tommy J. Duncan.
2.
To approve, in an advisory (non-binding) vote, the compensation of executives disclosed in the proxy statement; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

The Board of Directors has fixed the close of business on May 23, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on May 23, 2013 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

A copy of the Company’s Annual Report to Shareholders (Form 10-KSB) for the year ended December 31, 2012, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement. The accompanying 10-KSB does not include the exhibits which may be viewed online at www.sec.gov or will be provided upon request.

All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

/s/ William C. Parker
WILLIAM C. PARKER
Co-Chairman and Chief Executive Officer
Savannah, Georgia

June 03, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

MIT HOLDING, INC.

351 Commercial Drive, Suite B

Savannah, Georgia 31406

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2013

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of MIT HOLDING, INC. (the “Company”) of proxies for use at the Annual Meeting of Shareholders to be held on July 23, 2013 at 9:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 1761 Memorial Drive, Way cross, GA 31501. The Company’s telephone number is (912) 925-1905.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company’s Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2012 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about May 31, 2013. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended December 31, 2012, as filed with the Securities and Exchange Commission. Please contact the Company at 601 Jefferson Davis Hwy, Ste. 201, Fredericksburg, Virginia 22401, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on or about May 15, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, May 15, 2013, 122,460,605 shares of the Company’s Common Stock, par value of $0.000001 (the “Common Stock”), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s Common Stock, see “Beneficial Security Ownership of Management and Certain Beneficial Owners.”

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted (i) FOR the election of Directors as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are 179 shares of Series A Preferred Stock outstanding, and each holder of Series A Preferred shares are entitled to one vote per share of preferred stock held by him or her. There are 1,100,000 shares of Series B Preferred Stock outstanding, and each holder of Series B Preferred shares is entitled to one hundred votes per share of preferred stock held by him or her. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the authorization and issuance of the series B preferred stock, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock; (ii) each of the Company’s Directors (and nominees for election as Directors); (iii) the Company’s Chief Executive Officer and each of the officers (“Named Officers”) named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock	William C. Parker (1)	57,510,000	47%
Common Stock	Arlene O. Wilhelm	144,250	*
Common Stock	Tommy J. Duncan	48,316	*
Common Stock	Walter H.C. Drakeford	10,000	*
Common Stock	Reeseman Corp (2)	57,500,000	47%

*	Less than 1%

(1)	Includes 2,510,000 shares of common stock and 550,000 shares of Series B Preferred Stock convertible into 55,000,000 shares of common stock.

(2)	Includes 2,500,000 shares of common stock and 550,000 shares of Series B Preferred Stock convertible into 55,000,000 shares of common stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company’s Bylaws currently provide for a Board of Directors of not less than three (3) nor more than seven (7) members. The Company’s Board currently has three (3) members. The Company’s management recommends the Three (3) Directors listed below which would create a Board with a total of three (3) members. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the Three (3) nominees recommended by the Company’s management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director. Class I Directors serve for a term of one year, Class II Directors serve for a term of two years, and Class III Directors serve for a term of three years.

The term of office of each person elected as a Director will continue for the applicable term of such Director’s class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director’s class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company’s Board of Directors.

Name	Age	Current Position/Office	Position Held Since	Class
William C. Parker	57	Co-President, Co-CEO, Co-Chairman of the Board of Directors	2007	I
Walter H.C. Drakeford	69	Co-President, CFO, Co-CEO, Secretary, Co-Chairman of the Board of Directors	2010	III
Tommy J. Duncan	58	Director	2007	II

William C. Parker

Mr. Parker has served as President, Chief Executive Officer and Chairman of the Board of Directors of MIT since May 2007, and he has served as President, Chief Executive Officer, and founding member each of MIT’s operating subsidiaries since the inception of each. Mr. Parker attended Armstrong State University in Savannah, Georgia and graduated from the American Banking Institute, in Savannah. The Board believes that Mr. Parker has the experience, qualifications, attributes and skills necessary to serve on the Board because of his experience in the pharmaceutical and medical infusion industry, his having provided leadership and strategic direction to the Company and his unparalleled knowledge of the Company and its business. Mr. Parker is not a member of the Board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years.

Walter H. C. Drakeford

Mr. Drakeford became Co-President, Co-Chief Executive Officer and Chief Financial Officer in August 2010. Mr. Drakeford’s career includes being the senior managing director of Drakeford & Drakeford for the past 20 years. Since 2007, he has been the director of mergers and acquisitions of AMC Global Communications, Inc. Mr. Drakeford served as chairman of the board for Ebank Financial Services. He has also served on the boards of Netstar-USA Corp. and LaidLaw Transportation as well as serving as an attaché to the White House under Presidents Nixon, Reagan and George H.W. Bush. Mr. Drakeford holds a finance degree from the University of Berlin and a Masters of Business Administration from Heed University. He also holds a law degree from Thomas Jefferson School of Law. The Board believes that Mr. Drakeford has the experience, qualifications, attributes and skills necessary to serve on the Board because of his experience in finance, his having provided leadership and strategic direction to the Company and his unparalleled knowledge of the Company and its business. Mr. Drakeford is not a member of the Board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years.

Tommy J. Duncan

Mr. Duncan became a member of the Board of Directors of MIT in May 2007, and joined the board of directors of Medical Infusion Group in September 2006. Mr. Duncan is employed with Southeast Vending, LLC, where he has been President since 2001, and he is its sole member. He has been President of Southeast Lumber and Construction, Inc. since 2001, and Secretary and Treasurer of both Custom Locators, Inc. and Auto Locators, Inc., since 2000 and 2004, respectively. Mr. Duncan maintains controlling interests in each entity. Since 2005, Mr. Duncan has been a member of the Board of Directors of CNB BanCorp, Inc., the holding company for Citizens National Bank, a national commercial bank based in Winds or Virginia. Mr. Duncan graduated from the University of Georgia in 1976 with a BBA in Accounting. The Board believes that Mr. Duncan has the experience, qualifications, attributes and skills necessary to serve on the Board because of his experience in finance, his having provided leadership and strategic direction to the Company and his unparalleled knowledge of the Company and its business. Mr. Duncan is not a member of the Board of any other public company or any investment company, nor has he been a member of the boards of directors of such companies for the past five years except for CNB BanCorp, Inc.

BOARD AND COMMITTEE MEETINGS

During the Company’s fiscal year ending December 31, 2012, the Board of Directors held a total of 2 meetings and approved two actions by Written Consent. During that time, no incumbent Director attended fewer than 100% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There is currently two committees of the Board of Directors:

Committees	Tommy J. Duncan	William C. Parker	Walter H.C. Drakeford
Audit	Chairman	Member	N/A
Nominating	Chairman	Member	N/A

The functions of the Audit & Nominating Committees are: (i) to recommend the engagement of the Company’s independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company; and (iv) to nominate individuals for election as directors during the Company’s annual meetings.

Audit Committee Financial Expert

Tommy J. Duncan and William C. Parker serve as the Company’s Audit Committee effective March 18, 2013. As of December 31, 2012, our Board of Directors acted as the audit committee financial expert as that term is defined in Item 401(e)(2) of Regulation S-B. Tommy J. Duncan is an independent financial expert and currently serves as the audit committee financial expert and he is an independent director.

THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

On February 17, 2009, Congress enacted the Emergency Economic Stabilization Act of 2008 (the “EESA”) and the American Recovery and Reinvestment Act of 2009 (the “ARRA”). The EESA and ARRA, as implemented by various regulations, impose a number of requirements on financial institutions, such as the Company, that received an investment under the Capital Purchase Program of the United States Treasury’s Troubled Asset Relief Program (“TARP”). One of the requirements set forth under EESA is that at each annual meeting of shareholders during the period in which any obligation arising from TARP financial assistance remains outstanding TARP recipients shall permit a separate nonbinding “say on pay” stockholder vote to approve the compensation of executives.

This proposal gives you as a stockholder the opportunity to vote for or against the following resolution:

“RESOLVED, that the shareholders of MIT Holding, Inc. (the “Company”) approve the compensation of the Company’s executives as described in the Summary Compensation Table of the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders, including the other executive compensation tables and the related disclosure contained in the Proxy Statement.”

As provided in the Act, the vote is not binding on the board of directors and may not be construed as overruling a decision by the board of directors, nor creating or implying any additional fiduciary duty by the Board of Directors, nor be construed to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

We believe that our compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of executive officers as described in the “Executive Compensation” section and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

Independent Auditors

The Board of Directors has appointed Michael T. Studer, certified public accountant, as independent auditor for the Company for 2013. Michael T. Studer has served as independent auditor since July, 2009. The Company is expecting Michael T. Studer to be present at the meeting and will be afforded the opportunity to make a statement and respond to appropriate questions. If Michael T. Studer is not able to be present,

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements on Form 10-K and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2011 was $22,000 and December 31, 2012 was $28,000.

Audit-Related Fees

There were no aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements for the year ended December 31, 2011 and December 31, 2012.

Tax Fees

There were no aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended December 31, 2011 and December 31, 2012.

All Other Fees

There were no aggregate fees billed for any other professional services rendered by the Company’s independent auditors for the fiscal year ended December 31, 2011 and December 31, 2012.

The Audit Committee pre-approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 3%.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons beneficially owning more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to April 30, 2005, to determine whether all of their reportable transactions in the Company’s common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that there were a number of holdings and transactions that were not timely reported and the Company has undertaken to assist the subject persons to file the necessary forms. The Company has also developed new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

Based solely on copies of such forms furnished as provided above, to the Company’s knowledge all reports required under Section 16(a) during the most recent fiscal year or prior years, except that none of the newly appointed/elected members of the Board of Directors has filed a Form 3. These reports are intended to be filed as soon as possible.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of MIT’s Chief Executive Officer and the other executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2012(collectively, the “named executive officers”), and for the fiscal years ending December 31, 2011, 2010 and 2009, the Company’s most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted.

Name and Principal Position	Year	Salary	Other Compensation	Total
William C. Parker, CEO & President	2012 2011 2010 2009	9,678 151,125 231,750 175,807	19,850 67,404 67,282 81,408	29,528 219,532 296,448 325,208

Walter H.C. Drakeford, CFO, President	2012 2011	9,000 155,150	19,850 0	28,850 155,150

Arlene O. Wilhelm, COO	2012 2011 2010 2009	25,115 163,328 146,016 149,345	70,615 0 24,586 27,240	95,730 163,328 170,602 162,844

Ernest B. Clements, VP Administration	2012 2011 2010 2009	5,107 130,795 132,260 132,800	107,093 0 0 0	112,200 130,795 132,260 132,800

Mr. Clements has resigned his position with the Company.

EMPLOYMENT AGREEMENTS

MIT and Mr. Parker have entered into an employment agreement for a term of five years commencing June 2006. The employment agreement provides for a base salary of $250,000 (exclusive of housing and expense allowances), with bonuses to be determined annually by the Board of Directors.

In May 2005, Arlene Wilhelm, MIT’s Chief Operating Officer, and MIT entered into an employment agreement and stock purchase agreement. Under the agreements, Ms. Wilhelm agreed to sell all of her shares of stock of Infusion and Ambulatory for $1,200,000, with $100,000 payable upon execution and $1,100,000 payable upon the earlier of April 15, 2006 or the closing of MIT’s merger with a public company. Under the employment agreement, Ms. Wilhelm receives a salary of $108,000 per year for five years, with an eight percent annual cost of living adjustment, and an expense account of $18,000 per year. MIT also agreed to issue Ms. Wilhelm shares of common stock following its merger with a public company, which shares would have an aggregate value of $625,000 over the term of her agreement. In April 2006, MIT and Ms. Wilhelm executed an amendment to the agreement which provided for the issuance of 1,050,000 shares of Common Stock of MIT to Ms. Wilhelm and an additional deferred purchase price of $500,000. In December 2006, MIT and Ms. Wilhelm executed an amendment to the agreement which provided that the $500,000 payable on a deferred basis is payable as follows: (i) one hundred thousand dollars ($100,000) on July 1, 2007, (ii) three hundred thousand dollars ($300,000) on January 2, 2008, and (iii) and one hundred thousand dollars ($100,000) on July 1, 2008. On June 7, 2007, MIT and Ms. Wilhelm executed another amendment to her employment agreement which provided that, MIT issue Ms. Wilhelm 312,500 shares of common stock of the Company on June 7, 2007, and, on May 10, 2010, cash or common stock, at the option of the Company, equal to the amount, if any, by which $625,000 exceeds the sum of (i) the market value of those 312,500 shares issued to Wilhelm on June 7, 2007 which she holds on May 10, 2010, and (ii) the amount of proceeds, if any, Wilhelm received upon the sale of any of the 312,500 shares. Market value of the shares is to be determined at the discretion of the Compensation Committee of the Board of Directors, if any, and should a Compensation Committee not exist, by the Board of Directors, effective as of May 10, 2010. The agreement has been verbally extended and amended to defer the $625,000 common stock market value contingent liability of the Company for the issuance of common stock until 2012 with no further extensions.

The salaries will be reviewed by the Company’s Compensation Committee during 2013, for all officers and directors.

DIRECTOR COMPENSATION

Commencing November, 2008 to present, each director shall receive 100,000 shares of common stock per year for services rendered.

CERTAIN TRANSACTIONS

There were no transactions with affiliates during the year ended December 31, 2012.

We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

On August 1, 2008, MIT borrowed $500,000 from Globank, Corp. The loan bore interest at the rate of 6% per year, with monthly payments of interest only of $25,000 beginning on September 1, 2008. The term of the loan was for 24 months. The loan matured in August, 2010 and was replaced with a new loan bearing an interest rate of 14.9% with interest payable monthly plus $1,000 toward principal and is for a 3 year term ending December 31, 2013.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company’s Proxy Statement and proxy card relating to the 2013 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on July 19, 2013, together with written notice of the shareholder’s intention to present a proposal for action at the 2013 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder’s recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2013 Annual Meeting of the Company’s shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Shareholder Proposals for Next Year’s Annual Meeting

Proposals by shareholders intended to be presented at the 2014 Annual Meeting of shareholders must be received by us not later than April 1, 2014, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on June 25, 2014 and advises stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on June 25, 2014.

Notices of intention to present proposal at the 2014 Annual Meeting should be addressed to the Secretary of the Company at 601 Jefferson Davis Hwy, Suite 201, Fredericksburg, Virginia 22401. The Company reserves the right to reject, rule out of order or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

By Order of the Board of Directors

/s/ William C. Parker
WILLIAM C. PARKER
Chairman and Chief Executive Officer
Savannah, Georgia

June 03, 2013

PROXY

MIT HOLDING, INC.

351 Commercial Drive, Suite B

Savannah, GA 31406

PROXY FOR 2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of MIT HOLDING, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated on or before June 14, 2013, and revoking all prior proxies, hereby appoints WALTER H.C. DRAKEFORD, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2013 Annual Meeting of Shareholders of MIT HOLDING, INC., to be held on July 23, 2013, at 9:00 a.m. local time, at 1761 Memorial Drive, Waycross, GA 31501 and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director (except as marked below):

NOMINEES: William C. Parker, Walter H.C. Drakeford, Tommy J. Duncan

[  ] For All Nominees      [  ] Withhold All      [  ] For All Except

To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

___________________________ ___________________________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF PROPOSALS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [  ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [  ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:

SIGNATURE:	DATE:
SIGNATURE:	DATE: